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                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, No. 333-30004 and No. 333-30504.

ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 29, 2000